Exhibit 99.1
CONFIDENTIAL Presentation to Investors August, 2010

Safe Harbor Statement This presentation may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its directors, or its officers with respect to the future operating performance of the Company and our success with respect to the integration and consolidation. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company's periodic filings with the U.S. Securities and Exchange Commission. Risks and uncertainties that could affect forward-looking statements include: the failure to realize synergies as a result of operational efficiencies, purchasing volume discounts, cross-selling of services, streamlined distribution and general and administrative reductions in the timeframe expected or at all; unexpected costs or liabilities; and the risks that are described from time to time in BioScrip's reports filed with the Securities and Exchange Commission (the "SEC"), including BioScrip's annual report on Form 10-K for the year ended December 31, 2009; and quarterly report on Form 10-Q for the quarter ended June 30, 2010. This presentation speaks only as of its date, and BioScrip disclaims any duty to update the information herein.

Mission Statement BioScrip, Inc. is a national provider of specialty pharmacy and home care products and services that partners with patients, physicians, hospitals, healthcare payors and pharmaceutical manufacturers to provide clinical management solutions and delivery of cost-effective access to prescription medications. Our services are designed to improve clinical outcomes for chronic and acute healthcare conditions while controlling overall healthcare costs.

BioScrip is an Integrated Solution 3 Central Mail- Order Facilities 33 Community Pharmacies + 33 Nursing Locations 61 Specialized Infusion Pharmacies 27 State Presence + District of Columbia 1,000+ Managed Care Relationships 125K+ Patient Census BioScrip Affiliated Pharmacies BioScrip

BioScrip's Strategy Geographic & margin expansion Build clinical leadership across all technologies: infusion, oral, injectibles Leverage comprehensive nursing capability for chronically ill Build customized care management programs Cross-sell all services on a national level Leverage broad relationships with national payors through local presence

# BioScrip Value Proposition



Payors
HMOs
PBMs
Employers
Medicare
Medicaid
ADAP / Other
Commercial (1,000+ MCO contracts)
Government
Medical Benefit
Drug Benefit
$
Drug Benefit
Medical Benefit
$
BioScrip
Infusion Home Health
Education Delivery Administration
Pharmacy Services
Home Care Nursing
Drugs
$
Distributors
Amerisource Bergen
Others
Pharmaceutical Manufacturers
Big Pharma
Specialty Pharma
Biotech
Drug Dispensing
Referrals
Healthcare Services
Enrollment
In-Network
Physicians
Patients

Expertise as a Valued Partner Physicians REACH Payors Patients Pharma Clinical support and plan of care coordination National + local presence Single source solution for medical services and supplies Clinical support and plan of care coordination Broad service portfolio Broad service portfolio Deep clinical expertise Pharmacist support services Increased compliance/ communication Extensive reporting capabilities Compliance /adherence Infusion/ Oral/ Injectible Reimbursement expertise + plan access Strong pharma relationships + access Reimbursement expertise Reimbursement expertise Patient education and support Patient education and support Patient education and support Enhance patient compliance and education Existing physician relationships Access

BioScrip Operating Services Model Pharmacy Services Home Infusion Infusion at home Infusion compounding Specialized equipment High-tech infusion Mail-Delivered Products Custom dosing Special inventory management Ambulatory Infusion Contract clinical and business management High-tech infusion nursing services/ patient monitoring Home Respiratory Multiple product modalities Strong clinical respiratory therapy Proprietary data system, based on the latest technology, with capability for integrated and collaborative patient data operations: Home Health Traditional mail, specialty pharmacy and community stores Enhanced PA, UM and VOB methodologies Direct-to-patient and direct-to-physician service models Robust product inventory, including limited distribution drugs State-of-the-art pharmacy and clinical management programs for improved outcomes Skilled and Specialty Nursing Speech Language Pathology Physical Therapy Occupational Therapy Medical Social Services

BioScrip is Clinically Focused Minimum Clinical Standards BioScrip Technical Program Enhanced Rx Management Solutions BioScrip CareTM Disease-specific and co-morbidity clinical management solutions Maximize the patient experience Consistency in clinical care delivery Optimized tools for targeted intervention: Patient assistance and commitment Persistence and compliance Medication surveillance and monitoring Clinical informatics Clinical / patient management BioScrip delivers its clinical expertise through client-specific and optimized solutions for targeted clinical intervention

Loyal Prescribing Physician Relationships Active Referring Physicians Nationwide Maintains active relationships with more than 100,000 physician prescribers across various therapy segments and geographies Substantially all of BioScrip's commercial payor revenues are in- network Compelling clinical expertise and proven results have allowed BioScrip to maintain loyal physician referral sources providing stable, recurring revenue streams

1000 + Pharma and Managed Care Relationships BioScrip Relationships Employers and coalitions National health plans Regional health plans Veterans administration Specialty pharmacy providers Integrated delivery networks Government Medicaid Medicare Hospitals PBM's Medical groups Oncology networks Patient advocacy Home health care Long-term care organizations Sickness funds BioScrip has a highly developed nationwide clientele

Favorable Payor Profile Revenue Payor Mix 2nd Quarter BioScrip

Integration Update & Goals Continue Focus on Core High- Value Therapies Sales & Marketing at both the Local and Regional Level Continue Acquisition Program Local Clinical Model Emphasizing Custom Care Management Leverage Relationships with National MCOs Total parenteral and enteral nutrition therapies, as well as expand BioScrip's portfolio of high-value chronic therapies Empower local teams with flexibility to customize patient care, assuring responsiveness, quality and personal touch that patients expect Establish and expand relationships with local and regional referral sources, patients and managed care payors Leverage relationships, geographic coverage and clinical expertise and reputation to expand relationships with MCOs After successful integration of the Acquisition, selectively pursue strategic acquisitions of independent home health providers On plan and on schedule Leverage expanded footprint and relationship network BioScrip expects to realize approximately $8.5 million of annualized cost synergies. Seize Cross-Selling Opportunities Merger Integration

Industry Dynamics Infusion Therapy Savings per Episode1 Historical and Projected U.S. Population Age 65+1 Average per Capita Spend on Chronic Conditions2 Historical and Projected Pharmaceutical Spend2

Financial Summary

2010 Consolidated Results Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, stock based compensation and transaction related expenses. Q2 2010 pro forma numbers exclude transaction related expenses of $1.1 million in 2010 and a normalized tax rate of 41% for 2009. YTD 2010 pro forma numbers exclude transaction related expenses of $6.1 million; CAP bad debt of $1.5 million and the write off of $2.3 million of bridge loan financing fees. 2009 tax rate normalized at 41%

Segment Results

2nd Quarter 2010 Free Cash Flow

Balance Sheet - Update (condensed)

2010 Sales Bridge-Pharmacy Services 3rd quarter base business is expected to increase 2.7% over June run rate due to historical trends, patient census and drug inflation. 4th quarter base business is expected to increase 3.1% over 3rd quarter base business run rate due to historical trends, patient census and drug inflation.

2010 Sales Bridge-Infusion/Home Health 3rd quarter base business is expected to increase 5.0% over June run rate due to historical trends, patient census and drug inflation. 4th quarter base business is expected to increase 5.0% over 3rd quarter base business run rate due to historical trends, patient census and drug inflation.

2010 Sales Bridge-Combined 3rd quarter base business is expected to increase 3.1% over June run rate due to historical trends, patient census and drug inflation. 4th quarter base business is expected to increase 3.7% over 3rd quarter base business run rate due to historical trends, patient census and drug inflation.